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                                  SENECA FUNDS

              SUPPLEMENT DATED OCTOBER 17, 1997 TO PROSPECTUS AND
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 2, 1997,
                            AS AMENDED JUNE 26, 1997

        Effective October 18, 1997, the Transfer Agent for the Seneca Funds (the "Funds") was changed from Investors Fiduciary Trust Company ("IFTC") to Phoenix Equity Planning Corporation ("PEPCO"). As a result, all communications with the Transfer Agent, including inquiries about purchases and redemptions of shares of the Funds, should now be directed to PEPCO at:

                PHOENIX EQUITY PLANNING CORPORATION
                100 BRIGHT MEADOW BOULEVARD
                P.O. BOX 2200
                ENFIELD, CT 06083-2200

                TELEPHONE: 1-800-990-9331
                FACSIMILE: 1-617-774-3245

        PEPCO is a wholly-owned subsidiary of Phoenix Duff & Phelps Corporation ("PDP"). On June 18, 1997, the owners of GMG/Seneca Capital Management LLC ("GMG/Seneca LLC"), the investment manager of the Funds, and of GMG/Seneca Capital Management, L.P. ("GMG/Seneca LP"), the former investment manager of the Funds, entered into an acquisition agreement with PDP. At the first closing of this agreement on July 17, 1997, PDP acquired a majority interest in GMG/Seneca LLC, and GMG/Seneca LLC changed its name to Seneca Capital Management LLC ("Seneca LLC"). At the same time, Seneca LLC transferred its rights and obligations as investment manager of the Funds to GMG/Seneca LP.

        At the second closing of the agreement, expected to occur on or about January 1998, PDP will acquire a majority interest in GMG/Seneca LP. This acquisition will result in the automatic termination of the current investment management agreement with the Funds. Prior to the second closing, a new investment management agreement between the Funds and Seneca LLC will be submitted to the Trustees and shareholders of the Funds for their approval. PEPCO has been appointed Transfer Agent of the Funds in advance of this approval because of scheduling constraints.



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